File Number: 333-89354
                                               Filed Pursuant to Rule 497(e)
                                               of the Securities Act of 1933


                                               May 30, 2012


            Pioneer Multi-Asset Floating Rate Fund

         Supplement to the Prospectus and Summary Prospectus, each dated April 26, 2011 (as revised December 30, 2011)


Class C Purchases

Effective June 30, 2012, the fund is making the following changes relating to Class C share purchases:

o The 1% contingent deferred sales charge (CDSC) will be eliminated for shares purchased after June 30, 2012.
o The distribution and service (12b-1) fee will be lowered to 0.50% from 1.00%.


Class C Expense Cap

In addition, effective June 30, 2012, Pioneer Investment Management, Inc. ("Pioneer") has modified the expense limitation arrangement for Class C shares.

o Pioneer has agreed contractually to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.15% of the average daily net assets attributable to Class C Shares. The expense limit will be in effect through August 1, 2013.



25734-00-0512
(c) 2012 Pioneer Funds Distributor, Inc.
Underwriter of Pioneer mutual funds
Member SIPC